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                                                                   Exhibit 10.47



                               SFA FINANCE COMPANY

                                     SELLER

                                 SAKS & COMPANY

                                    SERVICER

                                       AND

                              BANKERS TRUST COMPANY

                                     TRUSTEE

                         ------------------------------

                                 AMENDMENT NO. 2

                          DATED AS OF DECEMBER 17, 1998

                                     TO THE
                         POOLING AND SERVICING AGREEMENT
                           DATED AS OF APRIL 25, 1996

                         ------------------------------
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         THIS AMENDMENT NO. 2 ("Amendment") dated as of December 17, 1998, to the Pooling and Servicing Agreement, dated as of April 25, 1996, as heretofore amended and supplemented (the "Pooling and Servicing Agreement"), is by and among SFA Finance Company, as Seller (the "Seller"), Saks & Company, as Servicer (the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                               W I T N E S S E T H

         WHEREAS, the parties hereto are authorized by Section 13.1(b) of the Pooling and Servicing Agreement to enter into this Amendment.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, in the Pooling and Servicing Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.  AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT

                  1.1 The reporting obligations set out in Sections 3.4(b) and
3.5 of the Pooling and Servicing Agreement shall be deleted in their entirety and replaced by the following provisions:

                           "Section 3.4(b) Monthly Servicer's Statement. Unless
                  otherwise stated in the related Supplement with respect to any Series, on each Determination Date the Servicer shall prepare, and within two days thereafter shall deliver to the Trustee, the Paying Agent, any Rating Agency and any Enhancement Provider, a report and certificate of a Servicing Officer substantially in the form of Exhibit A to Amendment No. 2 to this Agreement dated as of December 17, 1998 ("Amendment No.
                  2) (the "Monthly Servicer's Certificate").

                           Section 3.5 Annual Servicer's Certificate. The
                  Servicer will deliver to the Trustee, any Enhancement Provider and any Rating Agency on or before June 30 of each calendar year, beginning with June 30, 1999, an Officer's Certificate substantially in the form of Exhibit B to Amendment No. 2 (a) stating that a review of the activities of the Servicer during the preceding Fiscal Year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) stating that to the best of such officer's knowledge, based on such review, either there has occurred no event which, with the giving of notice or passage of time or both, would constitute a Servicer Default and the Servicer has fully performed all its obligations under this Agreement throughout such year, or, if there has occurred such an event, specifying each such event known to such officer and the nature and status thereof. A copy of such Officer's Certificate may be obtained by any
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                  Investor Certificateholder by a request in writing to the
                  Trustee addressed to the Corporate Trust Office.

                  1.2 Section 13.2(d)(ii) of the Pooling and Servicing Agreement shall be deleted in its entirety and replaced by the following provision:

                                    "(ii) on or before June 30 of each year,
                           beginning with June 30, 1999, an Opinion of Counsel, dated as of a date within 90 days of such day, substantially in the form of Exhibit C to Amendment No. 2."

         SECTION 2.  REPRESENTATIONS AND WARRANTIES

         Each of the Seller and the Servicer represents and warrants that:

         (a) Its execution, delivery and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not require any consent or approval which has not been obtained.

         (b) This Amendment and the Pooling and Servicing Agreement as amended hereby are legal, valid and binding obligations of it, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

         SECTION 3.  CONDITIONS PRECEDENT

         This Amendment shall become effective as of its date, provided that all of the following conditions are met:

         (a) This Amendment shall have been executed and delivered by the parties hereto;

         (b) The Servicer shall have provided an Officer's Certificate to the Trustee to the effect that (i) this Amendment will not materially and adversely affect the interests of any Certificateholder, (ii) the Servicer provided at least ten Business Days' prior written notice to each Rating Agency of this Amendment and received written confirmation from each Rating Agency to the effect that the rating of any Series rated by such Rating Agency will not be reduced or withdrawn as a result of this Amendment, and (iii) all of the conditions precedent to the effectiveness of this Amendment have been satisfied; and

         (c) The Seller and Servicer shall have provided Opinions of Counsel to the Trustee to the effect that (i) this Amendment shall not cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation, or otherwise have any material adverse impact on the Federal income taxation of any outstanding
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Series of Investor Certificates or any Certificate Owner, and (ii) this
Amendment complies with all the requirements of the Pooling and Servicing Agreement.

         SECTION 4.  MISCELLANEOUS

         (a) Applicability of the Pooling and Servicing Agreement

         In all respects not inconsistent with the terms and provisions of this Amendment, the provisions of the Pooling and Servicing Agreement are hereby ratified, approved and confirmed.

         (b) Headings

         The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         (c) Counterparts

         This Amendment may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one and the same instrument.

         (d) Governing Law

         THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         (e) The Trustee

         The Trustee shall not be responsible in any manner whatsoever for or in respect of the sufficiency of this Amendment or for or in respect of the recitals contained herein, all of which recitals are made solely by the Seller and the Servicer.

                            [Signatures on next page]
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       SFA FINANCE COMPANY,
                                       as Seller

                                       By: ____________________________________
                                           Name:  James S. Scully
                                           Title: Vice President and Treasurer

                                       SAKS & COMPANY,
                                       as Servicer

                                       By: ____________________________________
                                           Name:  James S. Scully
                                           Title: Vice President and Treasurer

                                       BANKERS TRUST COMPANY,
                                       as Trustee

                                       By: ____________________________________
                                           Name:
                                           Title:
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                                    EXHIBIT A
                         MONTHLY SERVICER'S CERTIFICATE
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                                    EXHIBIT B

                      FORM OF ANNUAL SERVICER'S CERTIFICATE

                                 SAKS & COMPANY

                               SAKS MASTER TRUST

         The undersigned, a duly authorized representative of Saks & Company ("Saks"), as Servicer, pursuant to the Pooling and Servicing Agreement dated as of April 25, 1996 , as heretofore amended (the "Pooling and Servicing Agreement"), between SFA Finance Company, as Seller, Saks, as Servicer, and Bankers Trust Company, as Trustee, does hereby certify that:

                  1. Capitalized terms used but not defined in this Officer's Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

                  2. As of the date hereof, Saks is the Servicer under the Pooling and Servicing Agreement.

                  3. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Officer's Certificate to the Trustee.

                  4.       This Officer's Certificate is delivered pursuant to
                           Section 3.5 of the Pooling and Servicing Agreement.

                  5. A review of the activities of the Servicer during the fiscal year ended ________ and of its performance under the Pooling and Servicing Agreement was made under my supervision.

                  6. Based on such review, to the best of the undersigned's knowledge, the Servicer has fully performed all its obligations under the Pooling and Servicing Agreement throughout such fiscal year and no event which, with the giving of notice or passage of time or both, would constitute a Servicer Default has occurred or is continuing except as set forth in paragraph 7 below.

                  7. The following is a description of each Servicer Default under the provisions of the Pooling and Servicing Agreement known to me to have been made during the fiscal year ended _________, which sets forth in detail the (i) nature of each such Servicer Default, (ii)
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                           the action taken by the Servicer, if any, to remedy
                           each such Servicer Default and (iii) the current status of each such Servicer Default:

         IN WITNESS WHEREOF, the undersigned, a duly authorized Servicing Officer of the Servicer, has duly executed this Officer's Certificate this ________ day of __________, ____.

                                            SAKS & COMPANY,

                                            as Servicer

                                            By:________________________________
                                               Name:
                                               Title:
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                                    EXHIBIT C

                        FORM OF ANNUAL OPINION OF COUNSEL

              PROVISIONS TO BE INCLUDED IN ANNUAL OPINION OF COUNSEL

         The Opinion set forth below, which is to be delivered pursuant to subsection 13.2(d)(ii) of the Pooling and Servicing Agreement, may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the Opinion of Counsel delivered on the Initial Closing Date with respect to similar matters.

         No filing or other action, other than such filing or action described in such Opinion, is necessary from the date of such Opinion through _________ of the following year to continue the perfected status of interest of the Trust in the collateral described in the financing statements referred to in such opinion.